                                                            Exhibit 99.(j)(1)

                            CONSENT OF COUNSEL

    We hereby consent to the use of our name and to the reference to our firm under the caption "Trust Counsel" included in or made a part of Post-Effective Amendment No. 39 to the Registration Statement of JPMorgan Trust I on Form N-1A (Nos. 333-103022 and 811-21295) under the Securities Act of 1933, as amended.

                                                 /s/ Ropes & Gray LLP

                                                 ROPES & GRAY LLP


Washington, D.C.
May 18, 2006